UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2007
Irvine Sensors Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-08402 (Commission File Number)	33-0280334 (IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code (714) 549-8211
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
     Irvine Sensors Corporation (the “Company”) issued 250,000 shares of common stock to an accredited institutional investor upon such investor’s conversion on August 7, 2007 of $325,000 of principal under subordinated secured convertible notes of the Company. Also, because the Company did not exercise its right to prepay the Secured Promissory Note (the “Note”) dated July 19, 2007 issued by the Company to Longview Fund, L.P. (the “Lender”), on August 15, 2007, in accordance with the terms of the Note, in addition to the principal amount of the Note automatically increasing by $100,000, the Company issued to the Lender the 300,000 shares of common stock (the “Continuation Shares”) (which Continuation Shares were in lieu of a $400,000 cash continuation fee for continuing the term of the Note beyond August 15, 2007) and the five-year warrant (the “Class B Warrant”) to purchase 500,000 shares of common stock at an exercise price equal to $1.46 per share (subject to adjustment for stock splits, stock dividends, recapitalizations and the like) that were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2007. The exercise price, but not the number of shares issuable, under the Class B Warrant also is subject to adjustment in the event of certain dilutive issuances and the Lender may be granted, at the Lender’s election, registration rights, if any, granted in connection with such other dilutive issuance. The Class B Warrant also contains a blocker that would prevent the Lender’s stock ownership at any given time from exceeding 4.99% of the Company’s outstanding common stock (which percentage may increase but never above 9.99%). The number of shares of the Company’s common stock outstanding immediately prior to the date hereof was 26,846,191 shares.
     The above-described sales have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The investor has represented that it is an accredited investor, as that term is defined in Regulation D, and that it has acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.
     The description of the Class B Warrant set forth above is qualified in its entirety by reference to the actual terms of the Class B Warrant, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Class B Warrant dated August 15, 2007 issued by the Company to Longview Fund, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2007	IRVINE SENSORS CORPORATION
	By:	/s/ JOHN J. STUART, JR.
John J. Stuart, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Class B Warrant dated August 15, 2007 issued by the Company to Longview Fund, L.P.